CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Schedule of Investments (Unaudited)
June 30, 2021

	Shares	Value

MASTER LIMITED PARTNERSHIPS - 48.9%
Gathering & Processing - 7.1%
DCP Midstream LP	1,149,159	$35,267,690
Western Midstream Partners LP	2,217,975	47,509,025
Total Gathering & Processing		82,776,715
Pipeline Transportation│Natural Gas - 15.5%
Energy Transfer LP	8,870,977	94,298,486
Enterprise Products Partners LP	3,573,095	86,218,782
Total Pipeline Transportation│Natural Gas		180,517,268
Pipeline Transportation│Petroleum - 25.2%
Holly Energy Partners LP	521,109	11,792,697
Magellan Midstream Partners LP	1,070,729	52,369,355
MPLX LP	3,352,498	99,267,466
Phillips 66 Partners LP	658,178	25,971,704
Plains All American Pipeline LP	9,212,748	104,656,817
Total Pipeline Transportation│Petroleum		294,058,039
Renewables – 1.1%
Enviva Partners LP	240,916	12,626,408
Total MASTER LIMITED PARTNERSHIPS
(Cost $605,886,461)		569,978,430
COMMON STOCKS - 50.6%
Gathering & Processing - 21.9%
Equitrans Midstream Corp.	7,489,188	63,732,990
Hess Midstream LP	402,225	10,156,181
Rattler Midstream LP	1,013,949	11,072,323
Targa Resources Corp.	1,583,801	70,399,954
The Williams Companies, Inc.	3,745,260	99,436,653
Total Gathering & Processing		254,798,101
Liquefaction - 3.0%
Cheniere Energy, Inc. (n)	411,031	35,652,829
Pipeline Transportation│Natural Gas - 11.2%
Kinder Morgan Inc.	4,489,167	81,837,514
TC Energy Corp. (u)	981,767	48,617,102
Total Pipeline Transportation│Natural Gas		130,454,616
Pipeline Transportation│Petroleum - 13.4%
Enbridge, Inc. (u)	2,328,034	93,214,481
Pembina Pipeline Corp. (u)	1,976,514	62,793,850
Total Pipeline Transportation│Petroleum		156,008,331
Renewables - 1.1%
NextEra Energy Partners LP	166,103	12,683,625
Total COMMON STOCKS
(Cost $484,991,400)		589,597,502
MONEY MARKET FUND – 0.8%
First American Treasury Obligations Fund, Class X, 0.01% (y)	9,103,992	9,103,992
Total MONEY MARKET FUND
(Cost $9,103,992)		9,103,992
Total Investments - 100.3%
(Cost $1,099,981,853)		1,168,679,924
Liabilities in Excess of Other Assets - (0.3%)		(3,231,503)
TOTAL NET ASSETS - 100.0%		$1,165,448,421
LP — Limited Partnership
(n) — Non-income producing security.
(u) — Foreign security or a U.S. security of a foreign company.
(y) —The rate quoted is the annualized seven-day yield as of June 30, 2021.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$569,978,430	$-	$-	$569,978,430
Common Stocks	589,597,502	-	-	589,597,502
Money Market Fund	9,103,992	-		9,103,992
Total Investments	$1,168,679,924	$-	$-	$1,168,679,924

For further information regarding security characteristics, see the Schedule of Investments.

Credit Facility

Credit Facility U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2021 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. At June 30, 2021, the Fund did not have an amount outstanding on the credit facility and did not use the credit facility during the nine months ended June 30, 2021.